                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)      October 15, 1997
                                                  --------------------


The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                             TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                      The Money Store/ Minnesota Inc.
                      The Money Store/ Kentucky Inc.
                      The Money Store/ D.C. Inc.
                      -------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                333-20817-10              upper tier 91-181-5466
----------                ------------              ----------------------
                                                    lower tier 91-181-5468
                                                    ----------------------

State or other        (Commission                (IRS Employer
jurisdiction of       File Number)               ID Number)
incorporation)


2840  Morris Avenue, Union, New Jersey 07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                                --------------

                              n/a
-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.


Item 7    Financial Statements and Exhibits
          ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      ------------------------
                                                              Harry Puglisi
                                                               Treasurer

               Dated:  October 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-1
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC.
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I
    FOR THE OCTOBER 9, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $3,598,126.24

    LESS: SERVICE FEE                                                               30,517.99
          CONTINGENCY FEE                                                           30,517.99
          OTHER SERVICER FEES (Late Charges / Escrow)                                9,390.37
          UNREIMBURSED MONTHLY ADVANCES                                                  0.00
                                                                              ---------------

                                                                                    70,426.35

    PLUS: MONTHLY ADVANCE - INCLUDING
           COMPENSATING INTEREST                                                   134,644.08
          PRE-FUNDING ACCOUNT TRANSFER                                                   0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                          0.00
                                                                              ---------------
                                                                                   134,644.08


                                                                              ---------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                            3,662,343.97
                                                                              ===============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       37,335,771.58

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                        9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                        6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                            2,088,224.49
     CLASS A-2                                                                    0.00
     CLASS A-3                                                                    0.00
     CLASS M-1                                                                    0.00
     CLASS M-2                                                                    0.00
     CLASS B-1                                                                    0.00
     CLASS B-2                                                                    0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                  2,088,224.49

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00

   (B)  PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                   0.00

   (C)  TOTAL SHORTFALL CARRYFORWARD AMOUNT                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                 8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                1,600,371.58
   # OF LOANS                                                                      124

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                          131,979.31

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                          282,909.16

9.  AMOUNT OF INTEREST RECEIVED                                           1,565,949.88

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
           MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                       134,644.08

     (B)  AMOUNT OF COMPENSATING INTEREST                                        74.99

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                          72,964.44

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  204,724.48
     (B) PRINCIPAL DISTRIBUTION AMOUNT               2,088,224.49
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                    2,292,948.97

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  304,747.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                      304,747.50

CLASS A-3 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            114,080.15
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS A-3 REMITTANCE AMOUNT                             114,080.15

CLASS A REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            623,552.13
   (B) PRINCIPAL DISTRIBUTION AMOUNT         2,088,224.49
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS A REMITTANCE AMOUNT                             2,711,776.62

CLASS M-1 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            156,690.63
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS M-1 REMITTANCE AMOUNT                             156,690.63

CLASS M-2 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT             82,381.25
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS M-2 REMITTANCE AMOUNT                              82,381.25

CLASS M REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            239,071.88
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS M REMITTANCE AMOUNT                               239,071.88

CLASS B-1 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT             60,236.46
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS B-1 REMITTANCE AMOUNT                              60,236.46

CLASS B-2 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT             44,272.90
   (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
   (C) CARRY FORWARD AMOUNT                          0.00
   (D) MONTHLY ADVANCE                               0.00

   TOTAL CLASS B-2 REMITTANCE AMOUNT                              44,272.90

CLASS B REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                     104,509.36
      (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
      (C) CARRY FORWARD AMOUNT                                   0.00
      (D) MONTHLY ADVANCE                                        0.00

      TOTAL CLASS B REMITTANCE AMOUNT                                          104,509.36

AGGREGATE REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                     967,133.36
      (B) PRINCIPAL DISTRIBUTION AMOUNT                  2,088,224.49
      (C) CARRY FORWARD AMOUNT                                   0.00
      (D) MONTHLY ADVANCE                                        0.00

      TOTAL REMITTANCE AMOUNT                                                3,055,357.85

14. (A) REIMBURSABLE AMOUNT (I-22)                                                   0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE &
        PURSUANT TO SECTION 6.08(d) (iii) & (iv)                               600,138.79

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                  35,247,547.09

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                  53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                  19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                  25,375,000.00

    (E) CLASS  M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                  12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                   9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                   6,563,000.00

    (H) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                 162,247,547.09

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                             TEST SATISFIED

   (1)    TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                    1.68%
           (ii) CLASS A SUBORDINATION PERCENTAGE                                             33.17%
                                      PERCENTAGE                                                             5.06%       YES

               AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 9%           AND                                                                  1.41%
     (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                       74,598.37        YES

    (3)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 15%           AND                                                                 1.41%
     (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                        74,598.37        YES

               IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17.  CUMULATIVE REALIZED LOSSES                                                                         74,598.37

18.  (A) THE WEIGHTED AVERAGE MATURITY                                                                    210.320

     (B) THE WEIGHTED AVERAGE INTEREST RATE                                                               12.861%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                       30,517.99

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                     30,517.99

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                         6,847.32

     (D) FHA PREMIUM ACCOUNT                                                                             7,575.47

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

       (A) SECTION 5.04 (b)                                                                                  0.00
       (B) SECTION 5.04 (c)                                                                                  0.00
       (C) SECTION 5.04 (d)(ii)                                                                              0.00
       (D) SECTION 5.04 (e)                                                                                  0.00
       (E) SECTION 5.04 (f)(i)                                                                          61,035.98

21.  CLASS A-1 POOL FACTOR (I-5):
     CURRENT CLASS A-1 PRINCIPAL BALANCE                                             35,247,547.09     0.73432390
     ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                            48,000,000.00

     CLASS A-2 POOL FACTOR (I-5):
     CURRENT CLASS A-2 PRINCIPAL BALANCE                                             53,700,000.00     1.00000000
     ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                            53,700,000.00

     CLASS A-3 POOL FACTOR (I-5):
     CURRENT CLASS A-3 PRINCIPAL BALANCE                                             19,487,000.00     1.00000000
     ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                            19,487,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                               25,375,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                              25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                               12,250,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                              12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                9,625,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                               9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                                6,563,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                               6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                   162,247,547.09    0.92712884
    ORIGINAL POOL  PRINCIPAL BALANCE                                 175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                           12.861%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                             14.411%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
          CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
          CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                7.118%

                                                                        ------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        07/31/97      08/31/97        09/30/97
                                                                            12.864%       12.864%         12.861%
                                                                        ------------------------------------------------------
23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
       PAYMENTS RECEIVED DURING THE DUE PERIOD                                               0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
       FOR THE DUE PERIOD                                                                    0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                            7,575.47
           (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)               13,027.64

26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                          0.00

27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                           17,500,000.00

28. CLAIMS FILED DURING THE DUE PERIOD                                                       0.00

29. CLAIMS PAID DURING THE PERIOD                                                            0.00

30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                   0.00

31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                      0.00

32. OTHER INFORMATION

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

REMIC        OUTSTANDING        #
SERIES       DOLLARS            ACCOUNTS    RANGES               AMOUNT         NO          PCT
1997-I       $162,247,547.09      9,318      1 TO 29 DAYS     31,512,439.76      1,817      19.42%
                                            30 TO 59 DAYS      5,912,621.43        350       3.64%
                                            60 TO 89 DAYS      2,759,428.23        177       1.70%
                                            90 AND OVER        7,876,534.50        464       4.85%

                                            FORECLOSURE                0.00          0       0.00%
                                            REO PROPERTY               0.00          0       0.00%

                                            TOTALS           $48,061,023.92      2,808      29.62%
                                                             =====================================

1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE               CLASS A-1          CLASS A-2         CLASS A-3           CLASS M-1
----------------      -------------     --------------    ---------------     ---------------
(ii)                     777.83             1,000.00             767.96            1,302.15

(vi)                      33.34                 0.00               0.00                0.00

(vii)                      2.75                 0.00               0.00                0.00

(viii)                     5.89                 0.00               0.00                0.00


(xiii)    (a)              4.27                 5.68               4.50                8.04
          (b)             43.50                 0.00               0.00                0.00
          (c)              0.00                 0.00               0.00                0.00
          (d)              0.00                 0.00               0.00                0.00


(xv)                     734.32             1,000.00             767.96            1,302.15

(xxxv)                     0.00                 0.00               0.00                0.00

SUBCLAUSE                                  CLASS M-2         CLASS B-1           CLASS B-2
----------------                        --------------    ---------------     ---------------
(ii)                                        1,000.00           1,000.00            1,000.00

(vi)                                            0.00               0.00                0.00

(vii)                                           0.00               0.00                0.00

(viii)                                          0.00               0.00                0.00


(xiii)     (a)                                  6.73               6.26                6.75
           (b)                                  0.00               0.00                0.00
           (c)                                  0.00               0.00                0.00
           (d)                                  0.00               0.00                0.00

(xv)                                        1,000.00           1,000.00            1,000.00

(xxxv)                                          0.00               0.00                0.00